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                                  TRUST AGREEMENT

                           Dated as of December 18, 1998

                                       among

                       INTER-OCEAN REINSURANCE COMPANY, LTD.,

                                     as Grantor

                ZENITH INSURANCE COMPANY, CALFARM INSURANCE COMPANY,
            ZNAT INSURANCE COMPANY, AND ZENITH STAR INSURANCE COMPANY,

                   (Collectively referred to as the Beneficiary)

                                        and

                              THE CHASE MANHATTAN BANK

                                     As Trustee



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                                  TABLE OF CONTENTS

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PARTIES                                                                PAGE
RECITALS                                                               ----
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Section     1.      Deposit of Assets to the
                    Trust Account  . . . . . . . . . . . . .              2

Section     2.      Withdrawal of Assets from the
                    Trust Account  . . . . . . . . . . . . .              2

Section     3.      Application of Assets  . . . . . . . . .              3

Section     4.      Redemption, Investment and
                    Substitution of Assets . . . . . . . . .              4

Section     5.      The Income Account . . . . . . . . . . .              5

Section     6.      Right to Vote Assets . . . . . . . . . .              5

Section     7.      Additional Rights and Duties
                    Of the Trustee . . . . . . . . . . . . .              5

Section     8.      The Trustee's Compensation,
                    Expenses and Indemnification . . . . . .              7

Section     9.      Resignation of the Trustee . . . . . . .              8

Section     10.     Termination of the Trust Account . . . .              9

Section     11.     Definitions  . . . . . . . . . . . . . .              9

Section     12.     Governing Law  . . . . . . . . . . . . .             11

Section     13.     Successors and Assigns . . . . . . . . .             11

Section     14.     Severability . . . . . . . . . . . . . .             11

Section     15.     Entire Agreement . . . . . . . . . . . .             11

Section     16.     Amendments . . . . . . . . . . . . . . .             12

Section     17.     Notices, etc . . . . . . . . . . . . . .             12

Section     18.     Headings . . . . . . . . . . . . . . . .             13

Section     19.     Counterparts . . . . . . . . . . . . . .             13

Section     20.     Mergers, Consolidations  . . . . . . . .             13


                                         -i-

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EXHIBIT A List of Reinsurance Agreements

EXHIBIT B List of Assets Deposited to the Trust Account















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                                   TRUST AGREEMENT

     TRUST AGREEMENT, dated as of December 18, 1998, (the "AGREEMENT"), among Inter-Ocean Reinsurance Company, Ltd., a Bermuda corporation (the "GRANTOR"), Zenith Insurance Company, a California corporation, Calfarm Insurance Company, a California corporation, ZNAT Insurance Company, a California corporation, and Zenith Star Insurance Company, a Texas Corporation (together with any successor thereof by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator, collectively the "BENEFICIARY"), and The Chase Manhattan Bank, a New York banking corporation (the "TRUSTEE") (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "PARTY" and collectively as the "Parties").

                                     WITNESSETH:

     WHEREAS, the Grantor and the Beneficiary have entered into the reinsurance agreements listed in Exhibit A hereto (the "Reinsurance Agreements");

     WHEREAS, the Beneficiary desires the Grantor to secure payments of all amounts at any time and from time to time owing by the Grantor to the Beneficiary under or in connection with the Reinsurance Agreements;

     WHEREAS, the Grantor desires to transfer to the Trustee for deposit to a trust account (the "Trust Account") assets in order to secure payments under or in connection with the Reinsurance Agreements;

     WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary; and

     WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

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     NOW, THEREFORE, for and consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:


SECTION 1.  DEPOSIT OF ASSETS TO THE TRUST ACCOUNT.

            (a) The Grantor shall establish the Trust Account and the Trustee shall administer the Trust account in its name as Trustee for the Beneficiary. The Trust Account shall be subject to withdrawal by the Beneficiary solely as provided herein.

            (b) The Grantor shall transfer to the Trustee, for deposit to the Trust Account, the assets listed in Exhibit B hereto, and may transfer to the Trustee, for deposit to the Trust Account, such other assets as it may from time to time desire (all such assets actually received in the Trust Account are herein referred to individually as an "Asset" and collectively as the "Assets"). The Assets shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined).

            (c) The Grantor hereby represents and warrants (i) that any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement and (ii) that all Assets transferred by the Grantor to the Trustee for deposit to the Trust Account consist only of cash and Eligible Securities.

            (d) The Trustee shall have no responsibility to determine whether the Assets in the Trust Account are sufficient to secure the Grantor's liabilities under the Reinsurance Agreements.


SECTION 2.  WITHDRAWAL OF ASSETS FROM THE TRUST ACCOUNT.

            (a) Without notice to the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon written notice to the Trustee (the "Withdrawal Notice"), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice may designate a third party the "Designee")

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to whom Assets specified therein shall be delivered and may condition delivery of such Assets to such Designee upon receipt, and deposit to the Trust Account, of other Assets specified in such Withdrawal Notice. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets; nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement.

     (b) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer the Assets specified in such Withdrawal Notice and shall deliver such assets to or for the account of the Beneficiary or such Designee as specified in such Withdrawal Notice.

     (c) Subject to paragraph (a) of this Section 2 and to Section 4 of this Agreement, in the absence of a Withdrawal Notice the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

     (d) The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to this Section 2 will be used and applied in the manner contemplated by Section 3 of this Agreement.

SECTION 3.  APPLICATION OF ASSETS.

            The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

            (i) to pay or reimburse the Beneficiary for the Grantor's share under the Reinsurance Agreements regarding any losses and allocated loss expenses paid by the Beneficiary but not recovered from the Grantor, or for unearned premiums due to the Beneficiary, if not otherwise paid by the Grantor in accordance with the terms of the Reinsurance Agreements;

            (ii) to make payment to the Grantor of any amounts held in the Trust Account that exceed 102% of the actual amount required to fund the Grantor's entire Obligations (as hereinafter defined), and

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            (iii) where the Beneficiary has received a Termination Notice (as hereinafter defined) pursuant to Section 10 of this Agreement and where the Grantor's entire Obligations remain unliquidated and undischarged ten days prior to the termination Date (as hereinafter defined), to withdraw amounts equal to such Obligations and deposit such amounts in a separate account, in the name of the Beneficiary, in any United States bank or trust company, apart from its other assets, in trust for the uses and purposes specified in subparagraphs (i) and (ii) of this Section as may remain executory after such withdrawal and for any period after such Termination date. For the purposes of this subparagraph
(iii), the phrase "the Trust Account" in subparagraph (ii) of this Section shall be deemed to read "the separate account" established pursuant to this subparagraph (iii).

SECTION 4.  REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS.

            (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

            (b) From time to time, at the written order and direction of the Grantor, the Trustee shall invest Assets in the Trust Account in Eligible Securities.

            (c) From time to time, subject to the prior written approval of the Beneficiary, the Grantor may direct the Trustee to substitute Eligible Securities for other Eligible Securities held in the Trust Account at such time. The Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Eligible Securities.

            (d) All investments and substitutions of securities referred to in paragraphs (b) and (c) of this Section 4 shall be in compliance with the relevant provisions of the New York Insurance Law, as set forth in the definition of "Eligible Securities" in Section 11 of this Agreement. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an "Investment Order". The Trustee shall

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execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker unless said act or omission is the result, in whole or in part, of the Trustee's negligence, willful misconduct or lack of good faith.

            (e) Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

SECTION 5.  THE INCOME ACCOUNT.

            All payments of interest and dividends actually received in respect of Assets in the Trust Account shall be deposited by the Trustee, subject to deduction of the Trustee's compensation and expenses as provided in Section 8 of the Agreement, in a separate account (the "Income Account") established and maintained by the Grantor at an office of the Trustee in New York City. The Grantor shall have the right to withdraw funds from the Income Account at any time.

SECTION 6.  RIGHT TO VOTE ASSETS.

            The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

SECTION 7.  ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE.

            (a) The Trustee shall notify the Grantor and the Beneficiary in writing within ten days following each deposit to, or withdrawal from the Trust Account.

            (b) Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the Grantor of any person or entity other than the Trustee in accordance with the terms of this Agreement.

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            (c)   The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

            (d) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

            (e) The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar quarter thereafter.

            (f) Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

            (g) The Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and Zenith Insurance Company, acting as agent for the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or
(ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

            (h) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no

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implied duties or obligations shall be read into this Agreement against the
Trustee. The Trustee shall only be liable for its own negligence, willful misconduct or lack of good faith.

            (i) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

            (j) The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other Parties hereunder or any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

SECTION 8.  THE TRUSTEE'S COMPENSATION, EXPENSES AND INDEMNIFICATION.

            (a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense, or disbursement as may arise from the Trustee's negligence, willful misconduct or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account prior to the deposit thereof to the Income Account as provided in
Section 5 of this Agreement. The Grantor shall indemnify, defend and save harmless the Trustee from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with
(i) its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the negligence or willful misconduct of the Trustee, or (ii) its following any instructions or other directions from the Grantor, except to the extent that its following any such instructions or direction is expressly forbidden by the terms hereof. Anything in this agreement to the contrary notwithstanding in no event shall the Trustee be liable for

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special, indirect or consequential loss or damage of any kind whatsoever
(including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

            (b) No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or Indemnification of, the Trustee.

SECTION 9.  RESIGNATION OF THE TRUSTEE.

            (a) The Trustee may resign at any time by giving not less than 90 days' written notice thereof to the Beneficiary and to the Grantor, such resignation to become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account in accordance with paragraph (b) of this section 9.

            (b) Upon receipt of the Trustee's notice of resignation, the Grantor and the Beneficiary shall appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.


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SECTION 10. TERMINATION OF THE TRUST ACCOUNT.

            (a) The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the "Notice of Intention"), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the "Proposed Date").

            (b) Within ten Business Days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the "Termination Notice") to the Beneficiary and the Grantor of the date (the "Termination Date") on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (b) 30 days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (c) 45 days subsequent to the date the Termination Notice is given (of if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

            (c) On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

SECTION 11. DEFINITIONS.

            Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):


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            The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one of more intermediaries, controls or is controlled by, or is under common control with, such corporation. The term "control" (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, or more than fifty percent (50%) of the voting stock of a corporation.

            The term "Business Day" shall mean any day on which the offices of the Trustee in New York City are open for business.

            The term "Eligible Securities" shall mean and include certificates of deposit issued by a United States bank and payable in United States legal tender and securities representing investments of the types specified in subsections (1), (2), (3), (8) and (10) of Section 1404(a) of the New York Insurance Law; provided, however, that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary.

            The term "Obligations" shall mean, with respect to the Reinsurance Agreements, (a) losses and allocated loss expenses paid by the Beneficiary, but not recovered from the Grantor, (b) reserves for losses reported and outstanding, (c) reserves for losses incurred but not reported, (d) reserves for allocated loss expenses and (e) reserves for unearned premiums.

            The term "person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

            The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

            The term "Subsidiary" shall mean an institution controlled, directly or indirectly, by another institution.


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SECTION 12. GOVERNING LAW.

            This Agreement shall be subject to and governed by the laws of the State of New York without regard to its choice of laws principles.

SECTION 13. DESIGNATION AS AGENT; SUCCESSORS AND ASSIGNS.

            The Beneficiary designates Zenith Insurance Company to act as its agent with respect to any directions or instructions that may be given pursuant to this Agreement and hereby agrees that any direction given by, payment of trust proceeds to or other release of assets to Zenith Insurance Company shall be deemed to be directions of and a payment or release to the Beneficiary under this Agreement. This designation shall remain in effect and shall not be revoked without the consent of the Trustee and the Grantor. No Party may assign this Agreement or any of its obligations hereunder, without the prior, written consent of the other Parties; provided, however, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

SECTION 14. SEVERABILITY.

            In the event that any provision of the Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

SECTION 15. ENTIRE AGREEMENT.

            This agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.


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SECTION 16. AMENDMENTS.

            This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by all of the Parties.

SECTION 17. NOTICES, ETC.

            Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally, (ii) when made or given by prepaid telex, telegraph or telecopier, or (iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:


If to the Grantor:

     Inter-Ocean Reinsurance Company, Ltd.
     12 Wesley Street
     Hamilton, Bermuda HM FX
     Attention: President
     Fax: (441) 292-5552


If to the Beneficiary:

     Zenith Insurance Company
     Calfarm Insurance Company
     Znat Insurance Company
     Zenith Star Insurance Company
     c/o Zenith Insurance Company
     21255 Califa St.
     Woodland Hills. CA 91367
     Attention: John J. Tickner, General Counsel
     Fax: 1 818 594 7269


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If to the Trustee:

     Chase Manhattan Bank
     450 West 33rd Street
     New York, New York 10001
     Fax: 212-946-7682
     Attention: Escrow Department, 15th Floor

         Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Assets and to the termination of the Trust Account shall be in writing and may not be made or given by prepaid telex, telegraph or telecopier.

SECTION 18. HEADINGS.

         The headings of the Sections and the Table of Contents have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

SECTION 19. COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same Agreement.

SECTION 20. MERGERS, CONSOLIDATIONS

         Any corporation into which the Trustee in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust

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business of the Trustee in its individual capacity may be transferred, shall be the Trustee under this Trust Agreement without further act.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   INTER-OCEAN REINSURANCE COMPANY, LTD.
                                   As Grantor



                                   By:  /s/ Michael Sullivan
                                        ----------------------------------------

                                   Title:  Vice President
                                        ----------------------------------------


                                   ZENITH INSURANCE COMPANY
                                   CALFARM INSURANCE COMPANY
                                   ZNAT INSURANCE COMPANY
                                   ZENITH STAR INSURANCE COMPANY
                                   As Beneficiary



                                   By:  /s/ John J. Tickner
                                        ----------------------------------------

                                   Title:  Sr. Vice President
                                        ----------------------------------------


                                   CHASE MANHATTAN BANK
                                   As Trustee



                                   By:  /s/ Robert J. Stanislaro
                                        ----------------------------------------

                                   Title:  Vice President
                                        ----------------------------------------


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                                      EXHIBIT A



                    Aggregate Excess of Loss Reinsurance Agreement
                              Dated as of August 1, 1998


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                                      EXHIBIT B

                    List of Assets Deposited to the Trust Account
                    ---------------------------------------------



CUSIP          PAR         DESCRIPTION                             MARKET VALUE           RATINGS+
--------------------------------------------------------------------------------------------------
00077qaa8      1500m       AAB-Global 7 1/4% due 5/31/05           $1,609,080.00            AA-
06422kaaO      2000m       Bank One Texas 6 1/4% due 2/15/08       $2,058,680.00            AA-
073902bhO      2000m       Bear Stearns 6 1/8% due 2/1/03          $2,025,000.00            A
125569dp5      1000m       CIT Group 6 3/8% due 8/1/02             $1,021,920.00            A+
638585bj7      1800m       Nationsbank 6 1/8% due 7/15/04          $1,851,048.00            A+

      TOTAL MARKET VALUE                                           $8,565,728.00

















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                           FEE SCHEDULE FOR TRUST AGREEMENT

     Dated as of ________ among Inter-Ocean Reinsurance Company, LTD., as Grantor, Zenith Insurance Company, Calfarm Insurance Company, ZNAT Insurance Company, and Zenith Star Insurance Company, as Beneficiary and The Chase Manhattan Bank as Trustee.

     Minimum Annual Fee - $5,000

     Maximum Annual Fee - $10,000

     Fee is calculated as 5 basis points times the market value in trust at each year end and is payable in arrears.

     This schedule shall not be amended without the consent of the Grantor and the Trustee.


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